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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: DECEMBER 5, 2001
                Date of Earliest Event Reported: DECEMBER 3, 2001

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

                               0-20421 84-1288730
          (Commission File Number) (I.R.S. Employer Identification No.)

                               12300 LIBERTY BLVD.
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400
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ITEM 5.  OTHER EVENTS.

         On December 3, 2001, Liberty Media Corporation and its subsidiaries, Liberty Media International, Inc. ("LMI") and Liberty Global, Inc., entered into an Agreement and Plan of Restructuring and Merger (the "Merger Agreement") with New UnitedGlobalCom, Inc. (New United"), UnitedGlobalCom, Inc. ("United"), a newly formed merger subsidiary of New United, and certain major stockholders of United. A copy of the Merger Agreement is attached as Exhibit 7(c)(1) to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(C)      EXHIBITS

         The following exhibits are being filed with this Form 8-K:

         (c)(1) Agreement and Plan of Restructuring and Merger among UnitedGlobalCom, Inc., New UnitedGlobalCom, Inc., United/New United Merger Sub, Inc., Liberty Media Corporation, Liberty Media International, Inc. and Liberty Global, Inc., dated December 3, 2001.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 5, 2001

                                           LIBERTY MEDIA CORPORATION


                                           By:  /s/ Christopher W. Shean
                                                -----------------------------
                                                Name:    Christopher W. Shean
                                                Title:   Vice President
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                                  EXHIBIT INDEX


EXHIBIT  DESCRIPTION

7(c)(1) Agreement and Plan of Restructuring and Merger among UnitedGlobalCom, Inc., New UnitedGlobalCom, Inc., United/New United Merger Sub, Inc., Liberty Media Corporation, Liberty Media International, Inc. and Liberty Global, Inc., dated December 3, 2001.